ITEM 77H:

Federated MDT Series
(Registrant)

Federated MDT Small Cap Core Fund:
Class A Shares

As of September 5, 2007, Morgan Keegan Company, Inc. has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

Class C Shares

As of September 5, 2007, Merrill Lynch Pierce Fenner & Smith has attained control of the Registrant by acquiring 61.01% of the voting securities of the Registrant.


Institutional Shares

As of September 5, 2007, Merrill Lynch Pierce Fenner & Smith has attained control of the Registrant by acquiring 66.98% of the voting securities of the Registrant.

Federated MDT Mid Cap Growth Fund:
Class A Shares

As of September 5, 2007, Edward Jones & Co. has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

Class C Shares

As of September 5, 2007, Edward Jones & Co. has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

As of September 5, 2007, E*Trade Clearing, LLC, has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

Institutional Shares

As of September 5, 2007, NFS LLC has attained control of the Registrant by acquiring 32.28% of the voting securities of the Registrant.


Federated MDT Small Cap Growth Fund:
Class C Shares

As of September 5, 2007, Merrill Lynch Pierce Fenner & Smith has attained control of the Registrant by acquiring 62.29% of the voting securities of the Registrant.



Federated MDT Large Cap Growth Fund:
Class A Shares

As of September 5, 2007, Edward Jones & Co. has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

Class C Shares

As of September 5, 2007, Merrill Lynch Pierce Fenner & Smith has attained control of the Registrant by acquiring 44.60% of the voting securities of the Registrant.

Institutional Shares

As of September 5, 2007, Kristine E. McGinley has attained control of the Registrant by acquiring 26.55% of the voting securities of the Registrant.

As of September 5, 2007, Merrill Lynch Pierce Fenner & Smith has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.


Federated MDT Tax Aware/All Cap Core Fund:
Class A Shares

As of September 5, 2007, Edward Jones & Co. has attained control of the Registrant by acquiring 25.40% of the voting securities of the Registrant.

Class C Shares

As of September 5, 2007, Merrill Lynch Pierce Fenner & Smith has attained control of the Registrant by acquiring 48.16% of the voting securities of the Registrant.

Federated MDT All Cap Core Fund:
Class C Shares

As of September 5, 2007, Citigroup Global Markets has attained control of the Registrant by acquiring 54.63% of the voting securities of the Registrant.

Class K Shares

As of September 5, 2007, FBO H. Iswiwitz Co. 401K has attained control of the Registrant by acquiring 29.84% of the voting securities of the Registrant.

Federated MDT Balanced Fund:
Class A Shares

As of September 5, 2007, Edward Jones & Co. has attained control of the Registrant by acquiring 32.44% of the voting securities of the Registrant.

Class C Shares

As of September 5, 2007, Citigroup Global Markets Inc. has attained control of the Registrant by acquiring 43.80% of the voting securities of the Registrant.


Class K Shares

As of September 5, 2007, Edward Jones & Co. has attained control of the Registrant by acquiring 76.11% of the voting securities of the Registrant.


Federated MDT Small Cap Value Fund:
Institutional Shares

As of September 5, 2007, Commercial Properties has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

As of September 5, 2007, Iowa State Bank & Trust Company has attained control of the Registrant by acquiring 29.80% of the voting securities of the Registrant.

As of September 5, 2007, West Coast Trust Company has attained control of the Registrant by acquiring 57.32% of the voting securities of the Registrant.